Summary Prospectus and
Prospectus Supplement

March 6, 2023

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 6, 2023, to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses and Prospectuses dated April 29, 2022

Active International Allocation Portfolio
Advantage Portfolio
Asia Opportunity Portfolio
Counterpoint Global Portfolio
Developing Opportunity Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Global Concentrated Portfolio
Global Core Portfolio
Global Endurance Portfolio
Global Focus Real Estate Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio
Global Real Estate Portfolio
Global Sustain Portfolio
Growth Portfolio
Inception Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
Multi-Asset Real Return Portfolio
Next Gen Emerging Markets Portfolio
Permanence Portfolio
U.S. Core Portfolio
U.S. Focus Real Estate Portfolio
U.S. Real Estate Portfolio
Vitality Portfolio
(the "Funds")

Supplement dated March 6, 2023, to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses and Prospectuses dated July 13, 2022

American Resilience Portfolio
International Resilience Portfolio
Sustainable Emerging Markets Portfolio
(the "Funds")

Effective April 28, 2023, the Funds will expand the share classes eligible for inclusion in the Funds' right of accumulation policy. For purchases of Class A shares, the right of accumulation policy currently provides that investors may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of a Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares (where available) of the Fund already held in Related Accounts (as defined in the applicable Prospectus) as of the date of the transaction as well as Class A, Class L and Class C shares of certain other Morgan Stanley Funds already held in Related Accounts as of the date of the transaction, equals or exceeds the amount specified for such Fund in each applicable Summary Prospectus and Prospectus. Under the current right of accumulation policy, holdings of certain Morgan Stanley Funds are excluded. Please refer to the applicable Prospectus and Summary Prospectus for more information.

Accordingly, effective April 28, 2023, your sales charge may be reduced if you invest the cumulative dollar amount required to receive a sales charge discount for purchases of Class A shares of a Fund in a single transaction, calculated as follows: the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any shares of the Fund and any other Morgan Stanley Multi-Class Fund (as defined in the applicable Prospectus) held in Related Accounts (as defined in the applicable Prospectus) as of the transaction date. For purposes of this calculation, holdings of the following Morgan Stanley Funds are excluded: Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios and Morgan Stanley Money Market Funds (as defined in the applicable Prospectus). Shares of Morgan Stanley Money Market Funds that you acquired in a prior exchange of shares of the Fund or shares of another Morgan Stanley Multi-Class Fund (other than Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) are included in the Class A share right of accumulation.

Corresponding modifications will be made to each Summary Prospectus and Prospectus as of April 28, 2023. The cumulative dollar amount required to receive a sales charge discount for purchases of Class A shares of a Fund remains unchanged.

More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and in each Prospectus and Appendix A thereto. The sales charge waivers (and discounts) available through certain other financial intermediaries may differ from those available for purchases made directly from a Fund (or the Funds' distributor).

Please retain this supplement for future reference.

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